UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2008

Velcera, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	000-51622	20-3327015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Township Line Road, Suite 170
Yardley, Pennsylvania 19067
 (Address of Principal Executive Offices) (Zip Code)

(267) 757-3600
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On April 28, 2008, Velcera, Inc. (the “Company” or “Velcera”) entered into an exclusive License and Development Agreement (the “Agreement”) with a Omnipharm Limited (the “Partner”).  Pursuant to the Agreement, the Partner granted to Velcera a non-royalty-bearing exclusive right for the United States, to develop and commercialize a parasiticide product for pets.   Velcera has agreed to pay an upfront license fee of $500,000 and potential reimbursement of certain development costs.  The Agreement has a term of 10 years and includes customary representations and warranties.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.                                           Description
None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELCERA, INC.

Date: May 8, 2009	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer